UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

AmREIT, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35609	20-8857707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Greenway Plaza, Suite 1000, Houston, Texas		77046
(Address of Principal Executive Offices)		(Zip Code)

(713) 850-1400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 29, 2015, AmREIT, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”).

There were 19,685,084 shares of common stock of AmREIT eligible to vote at the Special Meeting and there were 13,032,861 shares represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission (“SEC”) on December 22, 2014, as supplemented by a supplemental proxy statement, filed with the SEC on January 12, 2015, are as follows:

1.	Approval of Merger. The stockholders approved the merger of the Company, with and into Saturn Subsidiary, LLC, a Delaware limited liability company (“Merger Sub”), with Merger Sub as the surviving entity, pursuant to the Agreement and Plan of Merger, dated as of October 31, 2014, by and among Edens Investment Trust, a Maryland statutory trust, Edens Limited Partnership, a Delaware limited partnership, Merger Sub and the Company, as amended December 22, 2014 (the “merger agreement”) and the other transactions contemplated by the merger agreement. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
12,844,837	129,779	58,245	N/A

2.	Advisory Approval of “Golden Parachute” Compensation. The stockholders approved, on an advisory (non-binding) basis, the “golden parachute” compensation that the Company’s named executive officers will or may receive in connection with the merger. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
10,644,728	2,256,025	132,108	N/A

3.	Adjournment. The stockholders approved any adjournment, if necessary or appropriate, of the special meeting for the purpose of soliciting additional proxies if there are insufficient votes at the time of the special meeting to approve the merger and the other transactions contemplated by the merger agreement The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
12,020,166	928,562	84,133	N/A

Item 8.01. Other Events

On January 29, 2015, the Company issued a press release announcing the results of the Special Meeting and declaring a pro-rated first quarter dividend. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company, dated January 29, 2015.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on current expectations, estimates and projections about the industry, markets in which AmREIT operates, management’s beliefs, assumptions made by management and the transactions described in this Current Report on Form 8-K. While AmREIT management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to the risks that are set forth under “Risk Factors” in AmREIT’s 2013 Annual Report on Form 10-K. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving AmREIT, Edens Investment Trust, Edens Limited Partnership and Merger Sub. In connection with the transaction, AmREIT has filed a definitive proxy statement with the SEC, which was also mailed to AmREIT stockholders, and has filed a supplemental proxy statement. Stockholders are urged to read the proxy statement, as supplemented by the supplemental proxy statement, carefully and in its entirety because it contains important information about the proposed merger. In addition, the proxy statement and other documents are available free of charge at the SEC’s website, www.sec.gov. The proxy statement and other pertinent documents also may be obtained for free at AmREIT’s website, www.amreit.com, or by contacting Chad C. Braun, Chief Operating Officer and Chief Financial Officer of AmREIT, by telephone at (713) 850-1400.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, AmREIT, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMREIT, INC.
(registrant)

Date: January 29, 2015	By:	/s/ Chad C. Braun
Chad C. Braun, Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Company, dated January 29, 2015.